--------------------------------------------------------------------------------
                                 T. Rowe Price
--------------------------------------------------------------------------------
                               SemiAnnual Report
                             Virginia Tax-Free Funds
--------------------------------------------------------------------------------
                                 August 31, 1996
--------------------------------------------------------------------------------
Report Highlights
================================================================================
o The bond market reversed course over the last six months as the economy gained unexpected strength, leading to sharply rising interest rates and losses for most bond funds.

o Municipal bonds outperformed their taxable counterparts as pressure from last year's tax reform proposals subsided.

o Both Virginia tax-free funds produced virtually flat six-month returns in a difficult environment. The Short-Term Fund underperformed its peers, while the Virginia Bond Fund outperformed.

o    The  Short-Term   Fund  was  defensive  in  anticipation  of  further  rate
     increases. The Virginia Bond Fund also shortened maturities and bought higher-yielding issues to enhance income.

o With the economy continuing to grow at a steady pace, the Fed could tighten in coming months, so we remain cautious.


--------------------------------------------------------------------------------
Fellow Shareholders
================================================================================

     The last six months saw the fixed income markets give back the gains realized during the prior six months, as the economy strengthened and market expectations of further easing by the Federal Reserve evaporated. Although the municipal market declined less than the taxable market after the issue of tax reform faded, six-month returns were virtually flat.

--------------------------------------------------------------------------------
MARKET ENVIRONMENT
================================================================================

     The economy regained strength in 1996 after slowing in 1995, with only a modest pickup in inflation. Stronger growth alone was enough to reverse expectations of any further Federal Reserve easing after two interest rate cuts in the second half of 1995 and one earlier this year. While the Fed has not yet tightened in 1996, it adopted a bias toward tightening in July, and bond yields moved up in anticipation of higher rates.

     In the municipal market, rates rose roughly 50 basis points (100 basis points equal one percent) from the lowest point reached in early 1996, but not as high as the levels of late 1994. Long-term, high-grade general obligation bonds yielded 5.75% on August 31, 1996, versus 5.45% six months ago and 5.85% a year ago. Five-year, high-grade bonds were 25 basis points higher in yield than in August 1995. Virginia bond yields followed a similar pattern.

     All was not doom and gloom in the municipal bond market over the past six months. The fading of tax reform concerns caused the municipal market to outperform taxable markets by a wide margin. As rates approached and then exceeded 6%, strong retail demand for municipals provided support for the market. Last summer, long-term municipal yields

[chart showing yields on the Virginia Bond Index and 3-year Virginia GOs from 8/31/95 through 8/31/96]

equaled 90% or more of comparable taxable yields; this year, yields moved down to 81% of taxable alternatives, allowing the municipal market to regain the ground it lost.

     In contrast to the rest of the nation, Virginia's economy slowed in the first half of 1996, with nonfarm employment growing at 1.3%, down from the 2.2% pace for all of 1995. The slowdown can be traced to layoffs in the federal government, the state's second-largest employer, and a poor climate for the defense, tobacco, and coal mining industries. On the other hand, high technology, tourist, and service industries remained strong, benefiting from Virginia's well-educated labor force and low cost of doing business.

     Despite slowing economic growth, unemployment fell to 4.8% in June, the lowest level for that month in six years and below the national average. The high-tech boom is expected to spur growth in coming months, with major plants being built in the state by Motorola, IBM, Toshiba, Gateway 2000, and Siemens. The state reported an $83 million budget surplus for the fiscal year through June 30, the fruit of conservative fiscal management. These developments helped persuade Moody's Investors Service to give the state's municipal bond issuers a mainly positive ratings outlook.

VIRGINIA SHORT-TERM TAX-FREE BOND FUND

Your fund posted a small but positive gain under difficult conditions over the past six months, underperforming its peer group average, as shown in the table. The 12-month return was respectable, though still somewhat below our competitors. Since February, as interest rates rose steadily, we continued our defensive strategy by shortening the fund's average maturity and duration. As of August 31, maturity stood at 1.8 years (down from 2.6 years last February) and duration, a more accurate measure of the fund's sensitivity to rising interest rates, settled at 1.7 years (down from 2.3 years in February). Moving into shorter-term issues helps protect the fund's share price against rising interest rates and hastens the rollover of assets into higher-yielding securities.

--------------------------------------------------------------------------------
Performance Comparison
================================================================================

Periods Ended 8/31/96                        6 Months    12 Months

Virginia Short-Term
Tax-Free Bond Fund ..................           0.78%       3.41%

Lipper Short Municipal
Debt Funds Average ..................           1.18        3.61

================================================================================

     In retrospect, however, we did not shorten quickly enough. The shutdown of the government last winter delayed key economic statistics, making it difficult to accurately estimate growth. As a result, in early March the financial markets were surprised by a report showing unexpectedly robust job growth for February. The report caused the overbought market to swiftly reverse course, moving three-year AAA yields 25 basis points higher in one day. That single event was the main reason your fund underperformed its peer group.

     Since March, the market has remained in a trading range with a bias toward higher short-term rates. As long as economic statistics continue to provide reasons for the Federal Reserve to increase the federal funds rate, we will maintain a defensive posture.

VIRGINIA TAX-FREE BOND FUND

     The fund produced a small gain over the last six months, as income more than offset principal loss, and a solid return over the last year, outpacing its peer group in both periods. For the five-year period ended August 31, Lipper Analytical Services ranked the fund second out of 11 Virginia municipal bond funds based on total return performance.*

     Your fund weathered the rising interest rates of the past six months by keeping its duration at or shorter than our neutral range of 7.5 to 8.0 years. The average maturity of the fund finished August at 17.7 years, one year shorter than our posture at the end of 1995. At the same time, we enhanced the fund's level of income by purchasing new issues with higher yields as the market settled into a trading range over the summer. Compared with a year ago, overall interest rates are almost unchanged, but our Virginia index, an average of the yields of approximately 20 long-term bonds in the state, is 33 basis points higher than six months ago (see chart on page 1).

     Our goals were to improve credit diversification and yield when we had the opportunity, consistent with good total rates of return. We wanted to structure the portfolio with the right mix of discount, par, and

--------------------------------------------------------------------------------
Performance Comparison
================================================================================

Periods Ended 8/31/96              6 Months       12 Months

Virginia Tax-Free
Bond Fund                            0.46%           6.34%

Lipper Virginia Municipal
Debt Funds Average                  -0.08            5.04

--------------------------------------------------------------------------------

* For the one-year period ended 8/31/96, the fund ranked fourth out of 34 Virginia Municipal bond funds based on total return.

premium-priced bonds that will perform well in a variety of interest rate environments. Our strategy included holding a core position of issues that had solid yields and were less price sensitive to rising rates, such as housing revenue and prerefunded bonds. Together, these sectors represented about a quarter of net assets on August 31.

     Over the past six months, we took advantage of market weakness to increase our holdings of noncallable bonds. These issues perform well when rates decline, helping balance out the fund's more defensive holdings. The supply of new issues has been relatively light in Virginia, unchanged over last year's levels, compared with an 18% increase nationally. The high quality of most issuers in the state and the high percentage of Virginia bonds carrying bond insurance make it difficult to find opportunities for additional yield from medium- to lower-quality credits. Therefore, while the number of holdings continued to grow, the overall credit quality remained high at AA.

     In April, the fund celebrated its fifth anniversary, and we want to thank all our shareholders for their support.

OUTLOOK

     The last six months have seen a major change in the outlook for the economy, causing a shift in the shape and level of the municipal yield curve. The risk of an overheating economy has grown, and the Fed will likely nudge rates higher to cool things down in coming months. The current expansion is now over five years old, roughly twice the length of an average expansion prior to 1982. However, old age is not a cause for an expansion to end. There is no reason why the current expansion could not continue if interest rates are high enough to restrain inflation, yet low enough to keep unemployment at bay.

-----------------------------
Little has changed . . .  in
terms of interest rate
levels, but much has changed
about market psychology.
=============================

     Little has changed from a year ago in terms of interest rate levels, but much has changed about market psychology. A year ago, this market was consumed with worries about the impact of tax reform proposals on municipal bonds, and it was convinced the economy was slowing down. Today, tax reform is on the back burner, and the economy has picked up steam.

     As mentioned, we believe the Fed is likely to raise short-term rates, which is at least partly factored in by the market. Municipal securities have performed well this year in relation to their taxable counterparts, resulting in lower yield relationships (as a percent of taxable yields) that will be difficult to improve upon. An expected pickup in supply again after a quiet summer may also put some pressure on the municipal market.

     For these reasons, we expect to continue managing the funds with a cautious perspective on interest rates, trying to add performance value both through credit research and by taking advantage of trading ranges for Virginia bonds.

Respectfully submitted,

[signature]

Charles B. Hill
Chairman of the Investment Advisory Committee
Virginia Short-Term Tax-Free Bond Fund

[signature]

Mary J. Miller
Chairman of the Investment Advisory Committee
Virginia Tax-Free Bond Fund

September 20, 1996

--------------------------------------------------------------------------------
Keeping Taxes To A Minimum
================================================================================

     As the saying goes, it's not what you earn but what you keep that counts. The ability to provide tax-exempt income is the chief appeal of municipal bond funds, and investors in higher tax brackets often find these funds advantageous. Some funds invest in securities that offer the triple benefit of being free from federal, state, and local taxes.

     Investors should remember, however, that the total return on most municipal bond funds may not be entirely tax-free. To avoid federal income taxes, municipal funds must distribute all of their capital gains to shareholders each year. These distributions are fully taxable. On infrequent occasions, municipal funds may also purchase securities whose income is taxable, if permitted by the prospectus.

     Therefore, to judge accurately how well a fund minimizes taxes, investors should focus not just on income but on the gain or loss from the sale of securities, since both components make up total return. A fund's overall tax efficiency -- the percentage of its return that actually winds up in shareholders' pockets -- is calculated by dividing its after-tax total return by its pretax total return. For example, an optimum tax effi-ciency of 100% would indicate that these two returns were equal -- the shareholders paid no taxes. In reality, most municipal funds fall somewhat below this level due primarily to taxable capital gain distributions.

     At T. Rowe Price, our main goal in managing municipal bond portfolios is to provide competitive total return performance. At the same time, we strive to minimize capital gain distributions and other factors that would saddle our shareholders with taxes. "We don't allow tax considerations to drive our portfolio management, but we remain sensitive to taxes in our overall approach to management," says Mary J. Miller, Director of T. Rowe Price's Municipal Bond Department.

-----------------------------
WE REMAIN SENSITIVE TO TAXES
IN OUR OVERALL APPROACH . . .
=============================

     Inevitably, there are times when market conditions necessitate the sale of a security despite the tax consequences. However, we are generally able to offset capital gains with losses incurred on the sale of other securities. Under Internal Revenue Service rules, losses can be carried for up to eight years to offset gains. "Our goal is to minimize capital gains by offsetting them with losses, so there would be no taxable event to the shareholder," says Ms. Miller.

     While not intentionally pursuing losses, T. Rowe Price aims to take advantage of them when they occur. For instance, when municipal bond prices have reached a cyclical low, we may sell some securities that are trading below our purchase price and reinvest the proceeds in higher-yielding securities. That strategy enhances the fund's income and also provides a tax loss that can be employed anytime in the following eight years to offset capital gains.

     According to Morningstar,* the Virginia Tax-Free Bond Fund's average tax efficiency rating for the five-year period ended August 31, 1996, was 97.9%. The Virginia Short-Term Tax-Free Bond Fund, which began operations less than three years ago, is not old enough to have a meaningful tax efficiency rating. While our foremost goal is to provide competitive total returns, we will continue to do our best to limit the amount of money you have to surrender to the IRS.

--------------------------------------------------------------------------------
     * Although data are gathered from reliable sources, completeness and accuracy cannot be guaranteed.

================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------
Key statistics                                            2/29/96   8/31/96

Virginia Short-Term Tax-Free Bond Fund
--------------------------------------

Price Per Share ..................................    $    5.16  $    5.10

Dividends Per Share
     For 6 months ................................         0.10       0.10
     For 12 months ...............................         0.21       0.20

Dividend Yield *
     For 6 months ................................         4.05       3.86
     For 12 months ...............................         4.16       3.99

Weighted Average Maturity (years) ................         2.6        1.8

Weighted Average Effective Duration (years) ......         2.3        1.7

Weighted Average Quality ** ......................         AAA-       AAA-

Virginia Tax-Free Bond Fund
---------------------------

Price Per Share ..................................    $   11.09  $   10.85

Dividends Per Share
     For 6 months ................................         0.29       0.29
     For 12 months ...............................         0.57       0.57

Dividend Yield *
     For 6 months ................................         5.25%      5.26%
     For 12 months ...............................         5.39       5.32

Weighted Average Maturity (years) ................        17.3       17.7

Weighted Average Effective Duration (years) ......         7.6        7.7

Weighted Average Quality ** ......................          AA         AA
================================================================================
* Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.

**   Based on T. Rowe Price research.
================================================================================

Portfolio Highlights
------------------------------------------------------
Sector Diversification
                                                          Percent of  Percent of
                                                          Net Assets  Net Assets
                                                             2/29/96     8/31/96
                                                             -------     -------
Virginia Short-Term Tax-Free Bond Fund

Prerefunded Bonds ......................................         58%         58%
General Obligation-Local ...............................          5           8
Hospital Revenue .......................................         13           7
Solid Waste Revenue ....................................          5           6
Miscellaneous Revenue ..................................          2           6
Industrial and Pollution Control Revenue ...............          4           5
Lease Revenue ..........................................          5           5
Educational Revenue ....................................         --           3
Air and Sea Transportation Revenue .....................          2           2
All Other ..............................................          5           2
Other Assets Less Liabilities ..........................          1          -2

Total ..................................................        100%        100%

--------------------------------------------------------------------------------

Virginia Tax-Free Bond Fund
---------------------------

Hospital Revenue .......................................        21%        19%
Housing Finance Revenue ................................        15         15
Prerefunded Bonds ......................................        15         11
Lease Revenue ..........................................        11         11
Water and Sewer Revenue ................................         7         10
General Obligation-Local ...............................         4          8
Industrial and Pollution Control Revenue ...............         5          5
Solid Waste Revenue ....................................         3          5
Educational Revenue ....................................         4          4
Dedicated Tax Revenue ..................................         2          3
Miscellaneous Revenue ..................................         3          3
Escrowed to Maturity ...................................         2          2
Air and Sea Transportation Revenue .....................         5          2
All Other ..............................................         1          1
Other Assets Less Liabilities ..........................         2          1

Total                                                          100%       100%
================================================================================

Performance Comparison

     These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

[SEC graph showing, Lehman 3-year GO, Lipper Short Municipal debt funds average and Virginia Short-term Tax-Free bond Fund.]

[SEC graph showing, Lehman Municipal Bond Index, Lipper Municipal debt funds average and Virginia Tax-Free Bond Fund.]


Average Annual Compound Total Return

This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                            Since     Inception
Periods Ended 8/31/96         1 Year    3 Years   5 Years   Inception    Date

Virginia Short-Term
  Tax-Free Bond Fund           3.41%        -        -       5.43%     11/30/94

Virginia Tax-Free Bond Fund    6.34       4.41%     7.40%    7.57       4/30/91

--------------------------------------------------------------------------------
Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

================================================================================

T. Rowe Price Virginia Short-Term Tax-Free Bond Fund
Unaudited
                 For a share outstanding throughout each period
================================================================================
                              Financial Highlights
================================================================================
                                  6 Months           Year          11/30/94
                                    Ended           Ended             to
                                   8/31/96         2/29/96          2/28/95
                                   -------         -------          -------
NET ASSET VALUE
Beginning of period .......   $       5.16      $     5.06      $     5.00

Investment activities

     Net investment income            0.10*           0.21*           0.05*

     Net realized and
     unrealized gain (loss)          (0.06)           0.11            0.06

     Total from
     investment activities            0.04            0.32            0.11

Distributions

     Net investment income           (0.10)          (0.21)          (0.05)

     Net realized gain ....            --            (0.01)            --

     Total distributions ..          (0.10)          (0.22)          (0.05)

NET ASSET VALUE

End of period .............   $       5.10     $      5.16      $     5.06

Ratios/Supplemental Data
Total return ..............           0.78%*          6.43%*          2.28%*

Ratio of expenses to
average net assets ........           0.65%*+         0.65%*          0.65%*+

Ratio of net investment
income to average
net assets ................           3.82%*+         4.07%*          4.43%*+

Portfolio turnover rate ...          27.0%+          36.4%           14.8%+

Net assets, end of period
(in thousands)                $     14,125     $    12,480      $    4,965
================================================================================
* Excludes expenses in excess of a 0.65% voluntary expense limitation in effect through 2/28/98.
+    Annualized.
--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.
===============================================================================

T. Rowe Price Virginia Tax-Free Bond Fund

Unaudited

For a share outstanding throughout each period

Financial Highlights
                                  6 Months             Year                          4/30/91
                                   Ended              Ended                            to
                                  8/31/96            2/29/96          2/28/95        2/28/94          2/28/93            2/29/92
                                  -------            -------          -------        -------          -------            -------
NET ASSET VALUE

Beginning of period             $   11.09       $     10.56      $     11.00      $     11.06      $     10.27      $     10.00

Investment activities

Net investment income .....          0.29*             0.57*            0.57*            0.56*            0.58*            0.48*
Net realized and

unrealized gain (loss) ....         (0.24)             0.53            (0.43)            0.09             0.82             0.31
Total from

investment activities .....          0.05              1.10             0.14             0.65             1.40             0.79
Distributions

Net investment income .....         (0.29)            (0.57)           (0.57)           (0.56)           (0.58)           (0.48)
Net realized gain .........          --                --              (0.01)           (0.15)           (0.03)           (0.04)

Total distributions .......         (0.29)            (0.57)           (0.58)           (0.71)           (0.61)           (0.52)

NET ASSET VALUE

End of period .............   $     10.85       $     11.09      $     10.56      $     11.00      $     11.06      $     10.27

Ratios/Supplemental Data
Total return ..............          0.46%*           10.69%*           1.51%*           5.99%*          14.11%*           8.12%*

Ratio of expenses to
average net assets ........          0.65%*+           0.65%*           0.65%*           0.65%*           0.65%*           0.65%*+

Ratio of net investment
income to average
net assets ................          5.20%*+           5.27%*           5.49%*           5.03%*           5.53%*           5.80%*+

Portfolio turnover rate ...          79.0%+            93.7%            89.1%            61.8%            68.5%            76.3%+

Net assets, end of period
(in thousands)                 $     180,881       $   178,750      $   155,278      $   168,715      $   111,705      $    44,198

================================================================================

* Excludes expenses in excess of a 0.65% voluntary expense limitation in effect through 2/28/97.
+    Annualized.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

================================================================================
T. Rowe Price Virginia Short-Term Tax-Free Bond Fund

Unaudited August 31, 1996

Statement of Net Assets

                                                                 Par       Value
                                                                  In thousands

VIRGINIA  99.9%

Alexandria IDA, Ogden Martin, VRDN (Currently 3.90%) * .........    $400   $400

Augusta County IDA, Augusta Hosp
6.10%, 9/1/00 (AMBAC Insured) ..................................      60     63

Charlottesville, GO, 5.60%, 6/15/97 ............................     225    228

Chesapeake
GO, 6.80%, 7/1/03 (Prerefunded 7/1/97+) ........................     450    470
Water and Sewer
7.10%, 12/1/05 (Prerefunded 12/1/98+) ..........................     250    270
7.75%, 7/1/17 (Prerefunded 7/1/97+) ............................      90     94

Chesapeake Hosp. Auth., Chesapeake General Hosp
7.625%, 7/1/18 (BIGI Insured)
(Prerefunded 7/1/98+) ..........................................      85     92

Fairfax County
GO, 5.00%, 6/1/97 ..............................................     230    232
GO, 6.00%, 4/1/99
(Prerefunded 4/1/98+) ..........................................     200    206
GO, 6.50%, 4/1/05
(Prerefunded 4/1/98+) ..........................................     250    263

Ogden Martin, 7.20%, 2/1/99 * ..................................     450    473

Fairfax County IDA, Inova Health Care System
VRDN (Currently 3.55%) .........................................     100    100

Fairfax County Water Auth
6.125%, 1/1/29 (Prerefunded 1/1/00+) ...........................     250    262
7.30%, 1/1/21 (Prerefunded 1/1/00+) ............................     265    292

Hampton, GO, 6.625%, 1/1/10 (Prerefunded 1/1/00+) ..............     100    108

Hampton Roads Sanitation Dist
7.10%, 7/1/98 (Escrowed to Maturity) ...........................     125    131
7.20%, 7/1/09 (Prerefunded 7/1/99+) ............................     500    546

Henrico County, GO, 6.40%, 10/1/99 (Prerefunded 10/1/98+) ......     180    188

Henrico County IDA, Henrico County Jail, 5.80%, 8/1/99 .........     150    155

Loudoun County Sanitation Auth
Water and Sewer
7.25%, 1/1/03 (AMBAC Insured)
(Prerefunded 1/1/99+) ..........................................     350    379
7.50%, 1/1/10 (AMBAC Insured)
(Prerefunded 1/1/99+) ..........................................     225    244

Manassas, GO, 5.50%, 9/1/98 * ..................................    $325   $333

Newport News, GO, 7.25%, 1/1/98 ................................      75     78

Norfolk, GO, 7.00%, 10/1/09 (Prerefunded 10/1/98+) .............     450    483

Peninsula Ports Auth., Shell Oil, VRDN (Currently 3.80%) .......     700    700

Prince William County, GO
6.125%, 2/1/03 (Prerefunded 2/1/99+) ...........................     500    525

Prince William County IDA
Potomac Hosp. Corp., 5.90%, 10/1/97 ............................      50     51

Richmond, Public Utilities
7.60%, 1/15/04 (Prerefunded 1/15/98+) ..........................     340    362

Suffolk, GO, 7.30%, 8/1/03 (Prerefunded 8/1/97+) ...............      50     52

Univ. of Virginia Hosp., 7.15%, 6/1/17
(Prerefunded 6/1/98+) ..........................................      50     53

Virginia, GO
6.60%, 6/1/05 (Prerefunded 6/1/98+) ............................     500    529
Higher Ed. Institution, 6.60%, 6/1/08
(Prerefunded 6/1/98+) ..........................................     625    662

Virginia Beach, GO
6.10%, 8/1/99 ..................................................     250    261
6.75%, 5/1/97 ..................................................      30     30
6.875%, 5/1/03 (Prerefunded 5/1/98+) ...........................   1,000  1,061
7.50%, 5/1/04 (Prerefunded 5/1/97+) ............................     200    209

Virginia Beach Hosp. Auth ......................................
Sentara Bayside Hosp., 5.65%, 11/1/98 ..........................     500    513

Virginia College Building Auth .................................

Univ. of Richmond, VRDN (Currently 3.60%) ......................     500    500

Virginia HDA, Multi-Family Housing, 5.75%, 11/1/97 .............      95     96

Virginia Public Building Auth ..................................
5.70%, 8/1/00 ..................................................     300    312
Correctional Fac., 6.90%, 2/1/99 ...............................     175    185

Virginia Public School Auth ....................................
5.60%, 1/1/99 ..................................................     275    282
6.00%, 8/1/98 ..................................................     500    516
6.20%, 1/1/03 (Prerefunded 1/1/99+) ............................      50     53
6.70%, 1/1/07 (Prerefunded 1/1/99+) ............................     150    161
6.75%, 1/1/11 (Prerefunded 1/1/99+) ............................     400    429
7.10%, 1/1/10 (Prerefunded 1/1/98+) ............................      75     79

Prince William County, GO
6.60%, 6/1/00 (Prerefunded 6/1/97+) ............................     $50    $51

Washington County IDA

Johnston Memorial Hosp., 5.375%, 7/1/98 ........................     290    294

Winchester, GO, 6.85%, 10/15/05 (Prerefunded 10/15/97+) ........      50     52

Total Virginia (Cost  $14,052)                                           14,108
--------------------  --------                                           ------

DISTRICT OF COLUMBIA   1.8%

Metropolitan Washington D.C. Airports Auth
6.80%, 10/1/98 (FGIC Insured) * ................................     250    261

Total District of Columbia (Cost $258)                                      261
--------------------------------------                                      ---

Total Investments in Securities
101.7% of Net Assets (Cost  $14,310)                                    $14,369

Other Assets Less Liabilities ..................................           (244)

NET ASSETS .....................................................        $14,125

Net Assets Consist of:

Accumulated  net realized  gain/loss - net of  distributions  $ 8

Net unrealized gain (loss)                                     59

Paid-in-capital  applicable to 2,768,137
shares of no par value
shares of beneficial interest
outstanding; unlimited number of shares authorized          14,058

NET ASSETS                                                            $  14,125

NET ASSET VALUE PER SHARE                                             $    5.10
--------------------------------------------------------------------------------
          *    Interest subject to alternative minimum tax
          +    Used in determining portfolio maturity
      AMBAC    AMBAC Indemnity Corp
       BIGI    Bond Investors Guaranty Insurance
       FGIC    Financial  Guaranty  Insurance Company
         GO    General Obligation
        HDA    Housing Development Authority
        IDA    Industrial Development Authority
       VRDN    Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price Virginia Tax-Free Bond Fund
Unaudited August 31, 1996

                            Statement of Net Assets

                                                                 Par       Value
                                                                  In thousands
                                                                  ------------
VIRGINIA  95.0%
Alexandria IDA
Ogden Martin
VRDN (Currently 3.90%) *                                        $  3,200 $3,200
7.40%, 1/1/08 ..................................................   2,450  2,479

Alexandria Redev. and Housing Auth
Goodwin House, 6.60%, 10/1/26 ..................................   2,000  1,930

Arlington County IDA
Arlington Hosp
7.00%, 9/1/11 (Prerefunded 9/1/01+) ............................   1,205  1,344
7.125%, 9/1/21 (Prerefunded 9/1/01+) ...........................     800    897

Augusta County Service Auth., Water and Sewer
5.00%, 11/1/24 (MBIA Insured) ..................................   3,000  2,657

Brunswick County IDA, Correctional Fac
5.50%, 7/1/13 (MBIA Insured) ...................................   1,855  1,799

Chesapeake Water and Sewer, GO, 5.375%, 12/1/20 ................   1,500  1,417

Covington and Alleghany County IDA, PCR

Westvaco Corp., 6.65%, 9/1/18 ..................................   1,500  1,581

Danville, General Improvement, GO
7.25%, 3/1/07 (Prerefunded 3/1/99+) ............................     350    380

Danville IDA, Danville Regional Medical Center
6.50%, 10/1/24 (FGIC Insured) ..................................   3,000  3,199

Fairfax County Housing Auth
FCRHA Office Building, 7.50%, 6/15/18 ..........................   2,265  2,354

Fairfax County IDA
Fairfax Hosp. System
VRDN (Currently 3.55%) .........................................     100    100
VRDN (Currently 3.65%) .........................................   1,300  1,300

Inova Health Care System
VRDN (Currently 3.55%) .........................................     900    900
6.00%, 8/15/26 .................................................     500    494

Fairfax County Water Auth
5.80%, 1/1/16 (Escrowed to Maturity) ...........................   3,505  3,530
6.00%, 4/1/22 ..................................................   1,000    990
7.30%, 1/1/21 (Prerefunded 1/1/00+) ............................     900    991

Frederick County IDA, Gov't. Complex Fac
6.50%, 12/1/14 (MBIA Insured) ..................................   1,500  1,615

Fredericksburg IDA, Hosp. Fac. (MWH MediCorp Obligated Group)
Residual Interest Bond / Inverse Floater
(Currently 9.316%), 8/15/23 (FGIC Insured) ...................$    3,000 $3,293

George Mason Univ., 6.375%, 2/1/13 (MBIA Insured) ..............   1,415  1,490

Giles County IDA, Hoechst Celanese Corp., 6.625%, 12/1/22 * ....   1,485  1,535

Hampton, Museum, 7.30%, 1/1/14 (Prerefunded 1/1/00+) ...........   1,100  1,209

Hampton Roads Medical College
6.875%, 11/15/11 ...............................................   1,500  1,588
6.875%, 11/15/16 ...............................................     500    525

Hanover County, Water and Sewer
5.25%, 2/1/26 (MBIA Insured) ...................................   1,275  1,173

Hanover County IDA
Memorial Regional Medical Center
6.375%, 8/15/18 (MBIA Insured) .................................   2,185  2,334
6.50%, 8/15/08 (MBIA Insured) ..................................   1,000  1,095
6.50%, 8/15/10 (MBIA Insured) ..................................   1,300  1,406

Henrico County IDA
Bon Secours Health System
6.25%, 8/15/20 (MBIA Insured) ..................................   1,550  1,631

Bon Secours Health System, St. John's Hosp .....................
7.50%, 9/1/15 (Prerefunded 7/1/00+) ............................   1,800  1,999

Bon Secours Health System, St. Mary's Hosp .....................
7.50%, 9/1/07 (Prerefunded 8/1/00+) ............................     400    437
6.00%, 8/15/16 (MBIA Insured) ..................................   1,000  1,020

Regional Jail
6.00%, 8/1/15 ..................................................   2,415  2,431
7.00%, 8/1/13 ..................................................   1,485  1,631

Isle of Wight IDA, Union Camp Corp., 6.55%, 4/1/24 * ...........   4,250  4,404

Loudoun County Sanitation Auth .................................
Water and Sewer
5.25%, 1/1/30 (FGIC Insured) ...................................   2,000  1,811
6.25%, 1/1/16 (FGIC Insured) ...................................   4,000  4,150

Lynchburg Housing Auth., Waldon Pond, 6.125%, 7/20/15 ..........   1,170  1,177

Martinsville IDA, Memorial Hosp. of Martinsville
and Henry County, 7.00%, 1/1/11 ................................     950    987

Metropolitan Washington D.C. Airport Auth ......................
6.625%, 10/1/19 (MBIA Insured) * ...............................   2,800  2,944

Norfolk
GO, 5.25%, 6/1/12 ..............................................   3,000  2,885
Water
5.375%, 11/1/23 (AMBAC Insured) ..............................$    3,000 $2,803
5.875%, 11/1/20 (MBIA Insured) .................................   4,000  3,956

Norfolk IDA
Children's Hosp. of The King's Daughters
7.00%, 6/1/11 (AMBAC Insured) (Prerefunded 6/1/01+) ............   1,150  1,278

Sentara Hosp ...................................................
7.00%, 11/1/20 (Prerefunded 11/1/00+) ..........................   1,045  1,155
7.10%, 11/1/10 (Prerefunded 11/1/00+) ..........................     850    943

Pamunkey Regional Jail Auth ....................................
Jail Fac., 5.75%, 7/1/18 (MBIA Insured) ........................   1,975  1,922

Peninsula Port Auth ............................................

Dominion Terminal, 7.375%, 6/1/20 ..............................   2,000  2,097

Riverside Health Systems, 6.625%, 7/1/18 .......................   3,020  3,137

Portsmouth, GO, 5.00%, 8/1/17 (FGIC Insured) ...................   5,215  4,736

Prince William County, COP, 5.50%, 12/1/15 (MBIA Insured) ......   4,455  4,276

Richmond, GO, 5.00%, 1/15/21 (FGIC Insured) ....................   2,500  2,235

Roanoke County, Public Improvement, GO, 5.00%, 6/1/21 ..........     600    531

Roanoke IDA
Roanoke Memorial Hosp., Carilion Health System
VRDN (Currently 3.45%) .........................................     915    915
6.125%, 7/1/17 (MBIA Insured) ..................................   3,905  4,071
7.25%, 7/1/17 (MBIA Insured) (Prerefunded 7/1/00+) .............   1,000  1,108

Univ. of Virginia, VRDN (Currently 3.50%) ......................   1,600  1,600

Univ. of Virginia Hosp .........................................
7.00%, 6/1/10 ..................................................     855    909
7.00%, 6/1/10 (Prerefunded 6/1/99+) ............................     545    590

Virginia, GO, 6.50%, 6/1/15 (Prerefunded 6/1/03+) ..............   3,000  3,322
Virginia Beach
GO, 5.75%, 2/1/16 ..............................................   2,900  2,880

Judicial Center, COP
5.40%, 9/1/09 (FGIC Insured) ...................................   3,945  3,906

Virginia Beach Dev. Auth .......................................
Sentara Bayside Hosp., 6.60%, 11/1/09 ..........................   2,150  2,269

Virginia Beach General Hosp ....................................
6.00%, 2/15/10 (AMBAC Insured) .................................   1,000  1,051

Virginia College Building Auth .................................
Randolph Macon College, 6.625%, 5/1/13 .........................   1,000  1,042

Univ. of Richmond, VRDN (Currently 3.60%) ....................$    1,000 $1,000

Virginia Ed. Loan Auth .........................................
Student Loan Program, 5.55%, 9/1/10 * ..........................   1,800  1,825

Virginia HDA
6.35%, 11/1/01 .................................................   1,000  1,042
6.50%, 5/1/13 * ................................................   2,000  2,050
6.70%, 7/1/11 ..................................................   2,660  2,793
6.80%, 7/1/06 * ................................................   1,000  1,047
6.85%, 7/1/17 ..................................................   1,000  1,031
6.90%, 7/1/13 ..................................................   1,800  1,858
6.90%, 7/1/17 ..................................................   3,500  3,663
7.05%, 5/1/18 ..................................................     840    883
7.10%, 5/1/13 ..................................................   1,500  1,573
7.10%, 1/1/17 ..................................................   2,230  2,352
7.10%, 1/1/22 ..................................................   4,760  5,049
7.40%, 7/1/09 ..................................................     300    308
6.45%, 7/1/28 (MBIA Insured) * .................................   2,000  2,030

Virginia Public Building Auth ..................................
6.25%, 8/1/15 (Prerefunded 8/1/04+) ............................   1,550  1,691

Virginia Public School Auth ....................................
6.50%, 8/1/12 ..................................................   1,700  1,824
6.50%, 8/1/16 ..................................................   2,890  3,069
7.125%, 1/1/10 (Prerefunded 1/1/98+) ...........................     100    106

Virginia Resources Auth., Solid Waste Disposal, 5.50%, 4/1/15 ..   3,000  2,852

Virginia Transportation Board, Route 28 Project, 6.50%, 4/1/18 .   1,000  1,054

Washington County IDA
Johnston Memorial Hosp .........................................
6.25%, 7/1/06 ..................................................     660    694
6.75%, 7/1/12 ..................................................   1,500  1,574

Winchester IDA, Winchester Medical Center, Inc., Embedded
Interest Rate Swap (Currently 5.05%)
1/1/04 (AMBAC Insured) .........................................   1,400  1,356

Total Virginia (Cost $167,159)                                          171,768

PUERTO RICO      3.6%

Puerto Rico Commonwealth
GO, 7.75%, 7/1/13
(Prerefunded 7/1/98+) ..........................................     100    108
GO, 7.75%, 7/1/17 (Prerefunded 7/1/99+)                           $   25  $ 277
Highway and Transportation Auth ................................
6.25%, 7/1/14 ..................................................   1,500  1,571
5.50%, 7/1/15 (FSA Insured) ....................................   2,000  1,951

Puerto Rico Electric Power Auth ................................
7.00%, 7/1/07 (Prerefunded 7/1/99+) ............................     630    683
8.00%, 7/1/08 (Prerefunded 7/1/98+) ............................     125    136

Puerto Rico Infrastructure Fin. Auth ...........................
7.50%, 7/1/09 ..................................................   1,500  1,606
7.75%, 7/1/08 ..................................................     115    123

Puerto Rico Public Buildings Auth., GO
7.25%, 7/1/17 (Prerefunded 7/1/98+) ............................     100    107

Total Puerto Rico (Cost   $6,363)                                         6,562

Total Investments in Securities
98.6% of Net Assets (Cost  $173,522)                               $    178,330

Other Assets Less Liabilities                                             2,551

NET ASSETS                                                         $    180,881

Net Assets Consist of:

Accumulated net investment income - net of distributions           $    6

Accumulated net realized gain/loss - net of distributions          (2,347)

Net unrealized gain (loss)                                          4,808

Paid-in-capital applicable to 16,671,422
shares of no par value shares
of beneficial interest outstanding;
unlimited number of shares authorized                                   178,414

NET ASSETS                                                         $    180,881

NET ASSET VALUE PER SHARE                                            $    10.85

--------------------------------------------------------------------------------

     *    Interest subject to alternative minimum tax
     +    Used in determining portfolio maturity
     AMBAC     AMBAC Indemnity Corp.
     COP  Certificates of Participation
     FGIC Financial Guaranty Insurance Company
     FSA  Financial Security Assurance Corp.
     GO   General Obligation
     HDA  Housing Development Authority
     IDA  Industrial Development Authority
     MBIA Municipal Bond Investors Assurance Corp.
     PCR  Pollution Control Revenue
     VRDN Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price Virginia Tax-Free Funds
Unaudited
In thousands
                            Statement of Operations

                                                     Short-Term
                                                      Bond Fund       Bond Fund
                                                     ===========================
                                                      6 Months        6 Months
                                                        Ended           Ended
                                                       8/31/96         8/31/96
                                                     ===========================
Investment Income

Interest income ....................................       $ 296        $ 5,232

Expenses
Investment management ..............................        --              401
Custody and accounting .............................          43             58
Shareholder servicing ..............................          11             93
Legal and audit ....................................           4              6
Trustees ...........................................           3              3
Prospectus and shareholder reports .................           1             13
Registration .......................................           1              2
Miscellaneous ......................................           4              5
Reimbursed by Manager ..............................         (24)          --


Total expenses .....................................          43            581

Net investment income ..............................         253          4,651

Realized and Unrealized Gain(Loss)
===================================

Net realized gain (loss)
Securities .........................................           1           (121)
Futures ............................................        --              121
Net realized gain (loss) ...........................           1           --

Change in net unrealized gain (loss)
Securities .........................................        (135)        (3,879)
Futures ............................................        --               14
Change in net unrealized gain or loss
on securities ......................................        (135)        (3,865)

Net realized and unrealized gain (loss) ............        (134)        (3,865)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS .............................       $ 119        $   786

The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price Virginia Tax-Free Funds
Unaudited
In Thousands
                       Statement of Changes in Net Assets
================================================================================
                                   Short-Term Bond Fund              Bond Fund
                                        6 Months  Year            6 Months  Year
                                      Ended     Ended            Ended     Ended
                                     8/31/96   2/29/96         8/31/96   2/29/96
                                     -------   -------         -------   -------
Increase (Decrease) in Net Assets
Operations
Net investment income ...........$    253    $    401    $   4,651    $   8,881
Net realized gain (loss) ........       1          30         --          3,837
Change in net unrealized
gain or loss ....................    (135)        154       (3,865)       4,341
Increase (decrease) in
net assets from operations ......     119         585          786       17,059

Distributions to shareholders
Net investment income ...........    (253)       (401)      (4,651)      (8,881)
Net realized gain ...............    --           (23)        --           --
Decrease in net assets
from distributions ..............    (253)       (424)      (4,651)      (8,881)

Capital share transactions *
Shares sold .....................   4,174      10,194       20,441       38,919
Distributions reinvested ........     185         284        3,584        6,804
Shares redeemed .................  (2,580)     (3,124)     (18,029)     (30,429)
Increase (decrease) in
net assets from capital
share transactions ..............   1,779       7,354        5,996       15,294
--------------------------------------------------------------------------------
Net Assets
======================================
Increase (decrease)
during period ...................   1,645       7,515        2,131       23,472

Beginning of period .............  12,480       4,965      178,750      155,278
End of period ...................$ 14,125    $ 12,480    $ 180,881    $ 178,750


* Share information
Shares sold .....................     817       1,991        1,888        3,592
Distributions reinvested ........      36          55          331          627
Shares redeeemed ................    (505)       (607)      (1,667)      (2,805)
Increase (decrease)
in shares outstanding ...........     348       1,439          552        1,414

The accompanying notes are an integral part of these financial statements.

================================================================================
                         Notes to Financial Statements
================================================================================

Note 1 - Significant Accounting Policies
--------------------------------------------------------------------------------
     T. Rowe Price State Tax-Free Income Trust (the trust) is registered under the Investment Company Act of 1940. The Virginia Short-Term Tax-Free Bond Fund (the Short-Term Bond Fund) and the Virginia Tax-Free Bond Fund (the Bond Fund), nondiversified, open-end management investment companies, are two of the portfolios established by the trust and commenced operations on November 30, 1994, and April 30, 1991, respectively.

     Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of each fund, as authorized by the Board of Trustees.

     Premiums and Discounts Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

Note 2 - Investment Transactions
--------------------------------------------------------------------------------

     Purchases  and  sales  of  portfolio  securities,   other  than  short-term
securities, for the six months ended August 31, 1996, were as follows:

================================================================================
                    Short-Term
                    Bond Fund                Bond Fund

Purchases      $    2,664,000           $    69,781,000
Sales               1,591,000                65,420,000

================================================================================


Note 3 - Federal Income Taxes
--------------------------------------------------------------------------------

     No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and distribute all of its income. The Bond Fund has unused realized capital loss carryforwards for federal income tax purposes of $2,318,000 which expires in 2003. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     At August 31, 1996, the aggregate costs of investments for the Short-Term Bond and Bond Funds for federal income tax and financial reporting purposes were $14,310,000 and $173,522,000, respectively. Net unrealized gain on investments was as follows:

================================================================================

                                     Short-Term
                                      Bond Fund      Bond Fund

Appreciated investments            $    69,000    $    5,265,000
Depreciated investments                (10,000)         (457,000)
Net unrealized gain (loss)         $    59,000    $    4,808,000

================================================================================

Note 4 - Related Party Transactions
--------------------------------------------------------------------------------

     The investment management agreement between each fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which, $68,000 was payable at August 31, 1996, by the Bond Fund. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.10% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.305% for assets in excess of $50 billion. At August 31, 1996, and for the six months then ended, the effective annual group fee rate was 0.33%. Each fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     Under the terms of the investment management agreement, the manager is required to bear any expenses through February 28, 1998, for the Short-Term Bond Fund and through February 28, 1997, for the Bond Fund which would cause each fund's ratio of expenses to average net assets to exceed 0.65%. Thereafter through February 29, 2000, for the Short-Term Bond Fund and February 28, 1999, for the Bond Fund, each fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing each fund's ratio of expenses to average net assets to exceed 0.65%. Pursuant to these agreements, $29,000 of management fees were not accrued by the Short-Term Bond for the six months ended August 31, 1996, and $24,000 of other expenses were borne by the manager. Pursuant to a previous agreement, $92,000 unaccrued fees and expenses remain subject to reimbursement through February 28, 1998, for the Short-Term Bond Fund. Pursuant to a previous agreement, $16,000 of unaccrued 1993-1995 fees were repaid by the Bond Fund during the six months ended August 31, 1996, and $140,000 remains subject to reimbursement through February 28, 1997.

     In addition, each fund has entered into agreements with the manager and a wholly owned subsidiary of the manager, pursuant to which each fund receives certain other services. The manager computes the daily share price and maintains the financial records of each fund. T. Rowe Price Services, Inc., is each fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the funds. The Short-Term Bond and Bond Funds incurred expenses pursuant to these related party agreements totaling approximately $39,000 and $106,000, respectively, for the six months ended August 31, 1996, of which $8,000 and $21,000, respectively, were payable at period-end.

================================================================================

T. Rowe Price Virginia Tax-Free Funds

                      Investment Services And Information

Knowledgeable Service Representatives

By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. and weekends from 8:30 a.m. to 5 p.m. ET.

In Person  Available in T. Rowe Price Investor Centers.

Account Services

Checking  Available on most fixed income funds.

Automatic Investing  From your bank account or paycheck.

Automatic Withdrawal  Scheduled, automatic redemptions.

Distribution Options  Reinvest all, some, or none of your distributions.

Automated 24-Hour Services  Including Tele*Access(R) and
T. Rowe Price OnLine.


Discount Brokerage*

Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.


Investment Information
Combined Statement  Overview of your T. Rowe Price accounts.

Shareholder Reports  Fund managers' reviews of their strategies and results.

The T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

Performance Update Quarterly review of all T. Rowe Price fund results. Insights Educational reports on investment strategies and financial markets.

Investment Guides Asset Mix Worksheet, College Planning Kit, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

*   A division of T. Rowe Price Investment Services, Inc.  Member NASD/SIPC.

                      For yield, price, last transaction,
                         and current balance, 24 hours,
                              7 days a week, call:
                            1-800-638-2587 toll free

                                 For assistance
                               with your existing
                              fund account, call:
                           Shareholder Service Center
                            1-800-225-5132 toll free
                            625-6500 Baltimore area

                               Investor Centers:
                              101 East Lombard St.
                              Baltimore, MD 21202

                                 T. Rowe Price
                                Financial Center
                              10090 Red Run Blvd.
                             Owings Mills, MD 21117

                                Farragut Square
                             900 17th Street, N.W.
                             Washington, D.C. 20006

                                   ARCO Tower
                                   31st Floor
                              515 South Flower St.
                             Los Angeles, CA 90071

                             4200 West Cypress St.
                                   10th Floor
                                Tampa, FL 33607

                                 T. Rowe Price
                             100 East Pratt Street
                           Baltimore, Maryland 21202
                           http://www.troweprice.com

                         This report is authorized for
       distribution only to shareholders and to others who have received a copy of the prospectus of the


T. Rowe Price Investment Services, Inc., Distributor            RPRTVAC  8/31/96